UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2015

Multi-Manager Non-Core Fixed Income Fund

Goldman Sachs Multi-Manager Non-Core

Fixed Income Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	2

Schedule of Investments	6

Financial Statements	17

Financial Highlights	20

Notes to Financial Statements	22

Other Information	33

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund invests primarily in fixed income securities, which may be represented by forwards or other derivatives such as options, futures contracts or swap agreements. The Fund allocates its assets among multiple investment managers who are unaffiliated with the Investment Adviser. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, interest rate, liquidity, call and extension risk. The Fund may invest in non-investment grade securities and distressed securities. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the period since its inception on March 31, 2015 through April 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional shares generated a cumulative total return, without sales charges, of 0.73%. This return compares to the 1.57% cumulative total return of the Fund’s benchmark, the Goldman Sachs Multi-Manager Non-Core Fixed Income Composite Index (the “Index”), during the same time period. The Index is composed of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (20%) and the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%), which generated cumulative total returns of 1.21%, 0.90%, 1.63% and 2.92%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, U.S. economic data was mixed and generally weaker than expected. The U.S. government reported that U.S. Gross Domestic Product (“GDP”) grew at a lower than anticipated 0.2% during the first quarter of 2015. A surge in imports, which pushed up the U.S. trade deficit, as well as an increase in inventories raised questions about the durability of the economic recovery. Disappointing manufacturing data and softening consumer confidence also weighed on investor sentiment. The housing market was a lone bright spot, with U.S. home sales and home prices improving month over month during April 2015. Meanwhile, the U.S. dollar weakened. In the last two weeks of the month, U.S. interest rates rose significantly amid a global bond selloff that began in Europe. Against this backdrop, U.S. high yield corporate bonds performed reasonably well. In particular, energy high yield corporate bonds performed strongly, as crude oil prices rose. Default activity increased modestly, reaching a 21-month high during the Reporting Period, with five companies defaulting on $4.5 billion in high yield corporate bonds and institutional loans. (Institutional loans are leveraged loans with non-bank lenders.) New high yield corporate bond issuance totaled $37.7 billion, a modest 6% month-over-month decrease but the fourth highest monthly total in 12 months. Within emerging markets debt, demand was strong as investors sought to bolster their returns amid low to negative yields, driven in part by central banks’ quantitative easing measures. Overall, economic growth in the emerging markets disappointed, as exports did not pick up as projected and current account deficits did not contract as anticipated. At the same time, low oil prices and continued relative strength of the U.S. dollar took a toll on emerging markets currencies as well as external and local emerging markets debt.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund’s relative underperformance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are investment managers that invest in non-core fixed income classes. During the Reporting Period, the Fund allocated capital to Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”) and Symphony Asset Management LLC (“Symphony”). These three Underlying Managers represented three strategies — high yield corporate bonds and high yield loans (Ares), emerging markets select bonds (BlueBay) and senior loans (Symphony). All three of the Underlying Managers generated positive absolute returns during the Reporting Period. However, the Fund experienced a cash drag as these Underlying Managers built up positions.

PORTFOLIO RESULTS

Relative to the Index, Symphony was the weakest performer, while BlueBay performed best.

Q	Which strategies most significantly affected Fund performance?

A	The Fund benefited from its strategic asset allocation, which reflects our longer-term perspective on the non-core fixed income markets. More specifically, the Fund’s exposure to local emerging markets debt and, to a lesser extent, high yield corporate bonds and high yield loans added to relative performance. Local emerging markets debt, high yield corporate bonds and high yield loans generated solid returns during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Goldman Sachs Portfolio Solutions Team did not use derivatives and similar instruments as part of its investment process during the Reporting Period. However, the Fund’s Underlying Managers used derivatives and similar instruments as part of their investment strategies for both hedging and non-hedging purposes.

Q	Where there any notable changes in the Fund’s allocations during the Reporting Period?

A	As the Fund launched on March 31, 2015, we focused on investing the Fund’s assets during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	On a tactical basis at the end of the Reporting Period, we held neutral views on U.S. investment grade corporate bonds and U.S. high yield corporate credit. Low real interest rates and a benign U.S. default outlook imply that spreads, or yield differentials versus U.S. Treasury securities, provide sufficient compensation for credit risk. However, because of their exposure to shifting interest rates, we did not find these fixed income sectors attractive on a tactical basis at the end of the Reporting Period. Overall, credit fundamentals remained in-line with an expansionary phase of the business cycle, but we have seen a number of late-cycle behaviors that suggest the cycle is maturing. Given continued healthy balance sheets and relatively ample operating margins, we expect defaults to be lower in the near term than the corporate credit markets seemed to expect.

At the end of the Reporting Period, we had neutral views in tactical terms on external emerging markets debt and local emerging markets debt, largely because of their relatively higher duration (i.e., sensitivity to changes in interest rates) and the relatively weaker fundamentals in emerging economies. A key point of concern for us is the sensitivity of external and local emerging markets debt to U.S. interest rates.

Going forward, we plan to continue positioning the Fund in alignment with our longer-term strategic views on the non-core fixed income market and will continue to monitor allocations and Underlying Manager performance as we seek to generate total return, inclusive of both income and capital appreciation.

FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of April 30, 2015

PERFORMANCE REVIEW
March 31, 2015– April 30, 2015	Fund Total Return (based on NAV)[1]	MM Non-Core Fixed Income Composite Index[2]	Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged)[3]	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)[4]	J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)[5]	J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)[6]
Institutional	0.73%	1.57%	1.21%	0.90%	1.63%	2.92%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi Manager Non-Core Fixed Income Composite Index is comprised of the Barclays U.S. High-Yield 2% Issuer Capped Bond (Gross, USD, Unhedged) Index (40%), the Credit Suisse Leveraged Loan (Gross, USD, Unhedged) Index (20%), the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified (Gross, USD, Unhedged) Index (20%), and the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified (Gross, USD, Unhedged) Index (20%).

[3]	Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.

[4]	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

[5]	J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

[6]	J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed rate, local currency government bonds.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.70%	1.13%

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least January 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION (%)
As of April 30, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Short-term investments represent repurchase agreements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

April 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 28.8%
Aerospace & Defense(a)(b) – 0.3%
Bombardier, Inc.
$500,000	6.000%	10/15/22	$472,500

Automotive(a) – 0.6%
Affinia Group, Inc.
199,000	7.750	05/01/21	206,960
Schaeffler Finance BV(b)
700,000	4.250	05/15/21	707,000

			913,960

Building Materials(a)(b) – 0.3%
American Builders & Contractors Supply Co., Inc.
440,000	5.625	04/15/21	453,200

Consumer Cyclical Services(a)(b) – 0.4%
First Data Corp.
600,000	6.750	11/01/20	639,000

Consumer Products – Non Durable(a)(b) – 0.3%
Acosta, Inc.
400,000	7.750	10/01/22	408,000

Diversified Financial Services – 0.7%
Bankrate, Inc.(a)(b)
700,000	6.125	08/15/18	688,625
China Cinda Finance 2015 I Ltd.
360,000	4.250	04/23/25	353,382

			1,042,007

Energy – 1.2%
CITGO Petroleum Corp.(a)(b)
230,000	6.250	08/15/22	225,400
Petroleos de Venezuela SA
82,200	5.250	04/12/17	48,091
44,255	6.000	11/15/26	18,291
Petroleos Mexicanos
260,000	4.250	01/15/25	261,560
80,000	6.625	06/15/35	90,160
70,000	5.500	06/27/44	68,495
180,000	6.375	01/23/45	198,180
375,000	5.625	01/23/46	374,062
State Oil Company of the Azerbaijan Republic
500,000	6.950	03/18/30	540,000
YPF SA
100,000	8.500	07/28/25	101,250

			1,925,489

Energy – Exploration & Production – 2.7%
KazMunayGas National Co. JSC
175,000	7.000	05/05/20	190,531
350,000	4.400	04/30/23	331,625
225,000	6.000	11/07/44	203,625
Linn Energy LLC/Linn Energy Finance Corp.(a)
318,000	6.250	11/01/19	269,505
MEG Energy Corp.(a)(b)
450,000	6.375	01/30/23	438,750
Memorial Production Partners LP/Memorial Production Finance Corp.(a)
300,000	7.625	05/01/21	294,000

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(a)
$300,000	9.250%	06/01/21	$159,750
PDC Energy, Inc.(a)
500,000	7.750	10/15/22	532,500
Peabody Energy Corp.
40,000	6.250	11/15/21	24,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.(a)
600,000	6.500	05/15/21	640,500
Whiting Petroleum Corp.(a)
1,000,000	6.500	10/01/18	1,017,500

			4,102,786

Energy – Services(a)(b) – 0.4%
Hiland Partners LP/Hiland Partners Finance Corp.
600,000	5.500	05/15/22	627,000

Finance – 1.1%
Ally Financial, Inc.
700,000	4.125	03/30/20	701,750
CIT Group, Inc.(b)
500,000	5.500	02/15/19	523,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(a)
500,000	5.875	02/01/22	516,825

			1,742,325

Finance Insurance(a)(b) – 0.3%
Hub International Ltd.
500,000	7.875	10/01/21	515,000

Gaming – 0.9%
MGM Resorts International
300,000	6.625	12/15/21	321,750
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC(a)(b)
1,000,000	5.875	05/15/21	1,007,500

			1,329,250

Health Care – Medical Products(b) – 0.7%
Fresenius Medical Care US Finance II, Inc.
700,000	5.875	01/31/22	770,000
Grifols Worldwide Operations Ltd.(a)
365,000	5.250	04/01/22	373,213

			1,143,213

Health Care – Pharmaceuticals(a) – 1.1%
Concordia Healthcare Corp.(b)
500,000	7.000	04/15/23	507,500
Omnicare, Inc.
600,000	4.750	12/01/22	649,500
Valeant Pharmaceuticals International, Inc.(b)
500,000	6.750	08/15/18	530,000

			1,687,000

Health Care – Services(a) – 2.0%
Acadia Healthcare Co., Inc.(b)
600,000	5.625	02/15/23	613,500

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Health Care – Services(a) – (continued)
Amsurg Corp.
$1,000,000	5.625%	07/15/22	$1,017,500
CHS/Community Health Systems, Inc.
700,000	5.125	08/01/21	727,125
DaVita HealthCare Partners, Inc.
700,000	5.125	07/15/24	713,125

			3,071,250

Lodging(a)(b) – 0.7%
Interval Acquisition Corp.
1,000,000	5.625	04/15/23	1,012,500

Machinery(b) – 0.3%
Boart Longyear Management Pty Ltd.
400,000	10.000	10/01/18	409,500

Media – Broadcasting & Radio(a)(b) – 2.0%
Sinclair Television Group, Inc.
1,000,000	5.625	08/01/24	1,015,000
Sirius XM Radio, Inc.
600,000	4.625	05/15/23	581,250
Townsquare Media, Inc.
500,000	6.500	04/01/23	503,750
Univision Communications, Inc.
1,000,000	5.125	02/15/25	1,008,750

			3,108,750

Media – Cable – 1.9%
CSC Holdings LLC
1,000,000	6.750	11/15/21	1,135,000
Numericable-SFR SAS(a)(b)
500,000	6.250	05/15/24	513,435
Videotron Ltd.
500,000	5.000	07/15/22	516,250
Virgin Media Secured Finance PLC(a)(b)
800,000	5.250	01/15/26	800,000

			2,964,685

Media – Non Cable(a) – 1.0%
LIN Television Corp.
800,000	6.375	01/15/21	832,000
Nielsen Finance LLC/Nielsen Finance Co.(b)
700,000	5.000	04/15/22	703,500

			1,535,500

Metals & Mining(a)(b) – 0.3%
New Gold, Inc.
500,000	6.250	11/15/22	492,500

Packaging(a) – 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
600,000	5.750	10/15/20	626,250

Pipelines(a) – 1.2%
Rose Rock Midstream LP/Rose Rock Finance Corp.
800,000	5.625	07/15/22	800,000
Sabine Pass Liquefaction LLC
500,000	5.625	02/01/21	513,750

Corporate Obligations – (continued)
Pipelines(a) – (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
$500,000	5.500%	08/15/22	$477,500

			1,791,250

Real Estate(a)(b) – 0.6%
RHP Hotel Properties LP/RHP Finance Corp.
940,000	5.000	04/15/23	958,800

Retailers(a)(b) – 0.4%
GameStop Corp.
600,000	5.500	10/01/19	621,583

Technology – Hardware(b) – 0.8%
CommScope, Inc.(a)
500,000	5.500	06/15/24	503,750
Sensata Technologies BV
700,000	5.000	10/01/25	722,750

			1,226,500

Telecommunications – Cellular – 0.7%
SoftBank Corp.(b)
600,000	4.500	04/15/20	614,250
T-Mobile USA, Inc.(a)
500,000	6.625	04/01/23	521,875

			1,136,125

Telecommunications – Satellites(a) – 0.3%
Intelsat Jackson Holdings SA
400,000	7.500	04/01/21	415,500

Transportation(a)(b) – 0.1%
Air Medical Merger Sub Corp.
230,000	6.375	05/15/23	223,100

Utilities – Electric – 1.6%
Eskom Holdings SOC Ltd.
225,000	7.125	02/11/25	234,281
NRG Energy, Inc.(a)
1,000,000	6.250	05/01/24	1,022,500
RJS Power Holdings LLC(a)(b)
500,000	5.125	07/15/19	495,000
WESCO Distribution, Inc.(a)
700,000	5.375	12/15/21	714,875

			2,466,656

Wireless Telecommunications – 2.1%
Altice Financing SA(a)(b)
600,000	6.500	01/15/22	614,250
Altice SA(a)(b)
250,000	7.750	05/15/22	253,750
DigitalGlobe, Inc.(a)(b)
600,000	5.250	02/01/21	606,000
Hughes Satellite Systems Corp.
185,000	7.625	06/15/21	206,275
Inmarsat Finance PLC(a)(b)
620,000	4.875	05/15/22	620,000
Sprint Corp.
600,000	7.875	09/15/23	603,000

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Wireless Telecommunications – (continued)
	Wind Acquisition Finance SA(a)(b)
	$400,000	4.750%	07/15/20	$399,252

				3,302,527

	Wirelines Telecommunications – 1.4%
	Anixter, Inc.
	1,000,000	5.125	10/01/21	1,030,000
	CenturyLink, Inc.
	500,000	5.625	04/01/20	528,598
	West Corp.(a)(b)
	700,000	5.375	07/15/22	679,000

				2,237,598

	TOTAL CORPORATE OBLIGATIONS
	(Cost $44,466,462)			$44,601,304

	Foreign Debt Obligations – 29.7%
	Sovereign – 29.7%
	Brazil Notas do Tesouro Nacional
BRL	12,500,000	10.000%	01/01/18	$3,876,173
	8,350,000	10.000	01/01/21	2,476,284
	Dominican Republic
	$100,000	7.500	05/06/21	112,125
	250,000	5.875	04/18/24	263,750
	100,000	5.500	01/27/25	102,835
	100,000	6.850	01/27/45	104,567
	250,000	6.850	01/27/45	262,500
	Federal Republic of Brazil
	100,000	5.875	01/15/19	111,375
	200,000	2.625	01/05/23	182,700
	500,000	4.250	01/07/25	493,750
	100,000	5.625	01/07/41	102,250
	200,000	5.000	01/27/45	186,500
	Hungary Government Bond
	400,000	4.000	03/25/19	416,000
	320,000	6.250	01/29/20	366,800
HUF	135,350,000	3.500	06/24/20	514,584
	$260,000	5.750	11/22/23	298,350
	Indonesia Treasury Bond
INR	10,294,000,000	7.875	04/15/19	799,577
	19,943,000,000	8.375	03/15/24	1,601,425
	12,101,000,000	9.000	03/15/29	1,016,148
	Ivory Coast Government International Bond
	$700,000	6.375	03/03/28	703,500
	Malaysia Sovereign Sukuk Bhd
	200,000	3.043	04/22/25	199,946
	Poland Government Bond
PLN	2,000,000	4.000	10/25/23	617,253
	2,000,000	3.250	07/25/25	586,141
	Republic of Argentina
	$215,000	7.000	04/17/17	205,755
	85,000	8.750	05/07/24	84,510
	Republic of Azerbaijan
	300,000	4.750	03/18/24	312,375

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Bulgaria
EUR	210,000	2.000%	03/26/22	$235,656
	275,000	2.950	09/03/24	324,223
	110,000	3.125	03/26/35	121,503
	Republic of Colombia
COP	3,046,500,000	10.000	07/24/24	1,555,608
	1,136,400,000	6.000	04/28/28	423,407
	$260,000	5.000	06/15/45	262,600
	Republic of Costa Rica
	350,000	7.158	03/12/45	363,125
	Republic of Croatia
	350,000	6.750	11/05/19	388,062
EUR	160,000	3.875	05/30/22	187,228
	$400,000	5.500	04/04/23	423,000
	400,000	6.000	01/26/24	436,000
EUR	275,000	3.000	03/11/25	297,204
	Republic of Egypt
	$100,000	6.875	04/30/40	103,625
	Republic of Gabon
	200,000	6.375	12/12/24	200,500
	Republic of Indonesia
	130,000	11.625	03/04/19	173,225
	400,000	4.125	01/15/25	407,500
	Republic of Kenya
	200,000	5.875	06/24/19	206,000
	300,000	6.875	06/24/24	315,750
	Republic of Malaysia
MYR	4,800,000	3.654	10/31/19	1,351,116
	4,650,000	4.181	07/15/24	1,332,983
	800,000	4.498	04/15/30	235,238
	Republic of Panama
	$600,000	3.750	03/16/25	609,750
	Republic of Paraguay
	300,000	4.625	01/25/23	308,250
	Republic of Peru
	100,000	7.350	07/21/25	135,250
	130,000	5.625	11/18/50	156,325
	Republic of Romania
	120,000	6.750	02/07/22	143,850
	160,000	4.375	08/22/23	169,408
	Republic of Serbia
	200,000	5.250	11/21/17	206,250
	200,000	5.875	12/03/18	211,500
	Republic of Slovenia
	700,000	5.850	05/10/23	828,586
	625,000	5.250	02/18/24	717,162
	Republic of South Africa
ZAR	19,550,000	6.750	03/31/21	1,580,816
	19,100,000	10.500	12/21/26	1,911,133
	7,950,000	7.000	02/28/31	585,230
	3,200,000	6.250	03/31/36	209,520
	Republic of Sri Lanka
	$200,000	5.875	07/25/22	202,900
	Republic of Turkey
TRY	3,400,000	9.500	01/12/22	1,285,942
	2,850,000	9.000	07/24/24	1,059,012
	$200,000	4.250	04/14/26	193,250

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Uruguay
	$230,000	5.100%	06/18/50	$234,600
	Republic of Venezuela
	55,200	8.250	10/13/24	24,150
	Russian Federation
RUB	90,000,000	6.800	12/11/19	1,496,995
	$100,000	5.000	04/29/20	101,500
	200,000	4.875	09/16/23	195,000
	200,000	5.625	04/04/42	191,250
	Socialist Republic of Vietnam
	100,000	6.750	01/29/20	112,750
	Thailand Government Bond
THB	50,500,000	3.850	12/12/25	1,712,934
	United Mexican States
MXN	50,030,000	8.500	12/13/18	3,646,151
	$170,000	3.500	01/21/21	176,630
	320,000	4.000	10/02/23	336,320
MXN	10,000,000	10.000	12/05/24	847,651
	$245,000	3.600	01/30/25	249,042
MXN	4,250,000	7.500	06/03/27	309,103
	$150,000	4.750	03/08/44	154,125
	Vietnam Government International Bond
	375,000	4.800	11/19/24	391,406

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $45,766,116)			$46,034,467

	Senior Term Loans(c) – 24.2%
	Aerospace & Defense – 0.3%
	BE Aerospace, Inc.
	$250,000	4.000%	12/16/21	$252,500
	TransDigm, Inc.
	250,000	3.750	06/04/21	250,390

				502,890

	Airlines – 0.5%
	American Airlines, Inc.(d)
	250,000	0.000	06/27/19	250,885
	250,000	0.000	10/10/21	251,247
	CEVA Group PLC
	54,585	6.500	03/19/21	51,092
	US Airways Group Inc.
	250,000	3.500	05/23/19	250,063

				803,287

	Automotive – Parts – 1.3%
	Allison Transmission, Inc.
	250,000	3.500	08/23/19	251,312
	Capital Automotive LP
	250,000	4.000	04/10/19	251,173
	Chrysler Group LLC
	1,000,000	3.250	12/31/18	1,000,710
	Evergreen Skills Lux S.a.r.l.
	500,000	5.750	04/28/21	498,000

				2,001,195

	Senior Term Loans(c) – (continued)
	Chemicals – 0.5%
	Ineos US Finance LLC
	$250,000	3.750%	05/04/18	$250,345
	250,000	0.000 (d)	03/31/22	251,408
	Univar, Inc.
	250,000	5.000	06/30/17	250,845

				752,598

	Consumer Products – Household & Leisure – 0.3%
	Prestige Brands, Inc.(d)
	250,000	0.000	09/03/21	250,860
	Revlon Consumer Products Corp.
	250,000	4.000	10/08/19	251,250

				502,110

	Consumer Products – Industrial – 0.2%
	HD Supply, Inc.
	250,000	4.000	06/28/18	250,783

	Diversified Manufacturing – 0.2%
	Rexnord LLC
	250,000	4.000	08/21/20	250,765

	Energy – 0.7%
	CJ Holding Co.
	500,000	6.500	03/23/20	472,500
	Pacific Drilling SA(d)
	250,000	0.000	06/03/18	219,865
	Seadrill Partners Finco LLC
	250,000	4.000	02/21/21	204,375
	Templar Energy LLC
	300,333	8.500	11/25/20	226,376

				1,123,116

	Energy – Exploration & Production – 0.4%
	Murray Energy Corp.
	600,000	7.500	03/19/21	593,700

	Entertainment – 1.0%
	Sabre, Inc.
	250,000	4.000	02/19/19	251,215
	250,000	4.500	02/19/19	250,782
	Zuffa LLC
	1,000,000	3.750	02/25/20	987,080

				1,489,077

	Environmental – 0.2%
	Tervita Corp.
	250,000	6.250	05/15/18	237,605

	Finance – 0.3%
	Opal Acquisition, Inc.
	500,000	5.000	11/27/20	500,625

	Finance Insurance – 0.5%
	Hub International Ltd.
	750,000	4.000	10/02/20	747,660

	Gaming – 0.6%
	Boyd Gaming Corp.(d)
	247,838	0.000	08/14/20	249,181

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(c) – (continued)
Gaming – (continued)
MGM Resorts International
$250,000	3.500%	12/20/19	$249,895
Scientific Games International, Inc.
485,675	6.000	10/01/21	490,532

			989,608

Health Care – Medical Products – 0.6%
Carestream Health, Inc.
250,000	5.000	06/07/19	252,275
250,000	9.500	12/07/19	250,157
Kinetic Concepts, Inc.
250,000	4.000	11/04/16	250,078
250,000	4.500	05/04/18	252,187

			1,004,697

Health Care – Services – 1.0%
Air Medical Group Holdings, Inc.
600,000	4.500	04/06/22	599,358
Community Health Systems, Inc.
250,000	4.250	01/27/21	251,482
Iasis Healthcare LLC
250,000	4.500	05/03/18	250,783
Millennium Laboratories, Inc.
487,603	5.250	04/16/21	397,397

			1,499,020

Home Construction – 0.2%
The ServiceMaster Co.
250,000	4.250	07/01/21	250,715

Media – Broadcasting & Radio – 1.1%
Cumulus Media Holdings, Inc.
500,000	4.250	12/23/20	493,750
iHeart Communications, Inc.
500,000	6.934	01/30/19	478,125
250,000	7.684	07/30/19	242,187
Tribune Co.
500,000	4.000	12/27/20	502,190

			1,716,252

Media – Cable – 1.7%
Numericable U.S. LLC
500,000	4.500	05/21/20	501,875
UPC Financing Partnership
250,000	3.250	06/30/21	249,823
WideOpenWest Finance LLC
500,000	4.750	04/01/19	502,265
Ziggo N.V.
1,450,000	3.500	01/15/22	1,450,159

			2,704,122

Media – Non Cable – 1.6%
Advantage Sales & Marketing, Inc.
1,000,000	4.250	07/23/21	1,003,000
250,000	7.500	07/25/22	250,937
Cengage Learning Acquisitions, Inc.
500,000	7.000	03/31/20	502,655

Senior Term Loans(c) – (continued)
Media – Non Cable – (continued)
Interactive Data Corp.
$250,000	4.750%	05/02/21	$251,485
McGraw-Hill Global Education Holdings LLC
250,000	4.750	03/22/19	250,625
Media General, Inc.
250,000	4.250	07/31/20	251,680

			2,510,382

Packaging – 0.6%
BWAY Holding Co., Inc.
500,000	5.500	08/14/20	505,000
Klockner-Pentaplast of America, Inc.
217,577	5.000	04/10/20	218,258
Onex Wizard U.S. Acquisition, Inc.
250,000	5.250	03/13/22	252,708

			975,966

Pharmaceutical – 0.8%
Catalent Pharma Solutions, Inc.(d)
250,000	0.000	05/20/21	252,047
DPx Holdings B.V.
250,000	4.250	03/11/21	249,955
Par Pharmaceutical Cos., Inc.
250,000	4.000	09/30/19	250,268
Pharmaceutical Product Development LLC
250,000	4.000	12/05/18	251,028
PRA Holdings, Inc.
250,000	4.500	09/23/20	251,437

			1,254,735

Property/Casualty Insurance – 0.6%
York Risk Services Holding Corp.
1,000,000	4.750	10/01/21	1,001,250

Real Estate – 0.8%
Communications Sales & Leasing, Inc.
500,000	5.000	09/30/22	498,750
Hudson’s Bay Co.
250,000	4.750	11/04/20	251,095
Realogy Corp.
500,000	3.750	03/05/20	501,720

			1,251,565

Restaurants(d) – 0.5%
1011778 B.C. Unlimited Liability Co.
750,000	0.000	12/12/21	758,183

Retailers – 2.8%
Albertson’s Holdings LLC
250,000	5.000	08/25/19	251,937
500,000	5.500	08/25/21	505,070
Albertsons LLC
250,000	5.375	03/21/19	251,942
BJ’s Wholesale Club, Inc.
250,000	4.500	09/26/19	251,283
250,000	8.500	03/26/20	252,552
Dollar Tree, Inc.
250,000	4.250	03/09/22	253,095

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(c) – (continued)
Retailers – (continued)
New Albertson’s, Inc.
$250,000	4.750%	06/27/21	$250,833
PetSmart, Inc.
500,000	5.000	03/11/22	505,915
Rite Aid Corp.
250,000	4.875	06/21/21	250,778
Staples, Inc.(d)
1,000,000	0.000	04/07/21	1,003,380
Supervalu, Inc.
500,000	4.500	03/21/19	501,605

			4,278,390

Services Cyclical – Business Services – 0.6%
Acosta Holdco, Inc.
230,047	4.250	09/26/21	232,539
Ceridian LLC
250,000	4.500	09/15/20	248,750
Travelport Finance S.a.r.l.
503,738	5.750	09/02/21	508,538

			989,827

Special Purpose – 0.1%
KP Germany Erste GmbH
92,982	5.000	04/22/20	93,273

Technology – Hardware – 0.2%
Zebra Technologies Corp.
250,000	4.750	10/27/21	252,813

Technology – Software/Services – 1.8%
Avago Technologies Cayman Ltd.
250,000	3.750	05/06/21	251,042
BMC Software Finance, Inc.
350,000	5.000	09/10/20	344,137
Dell, Inc.
500,000	4.500	04/29/20	501,760
Emdeon Business Services, LLC
250,000	3.750	11/02/18	250,678
Freescale Semiconductor, Inc.
250,000	4.250	02/28/20	250,938
250,000	5.000	01/15/21	252,032
Lawson Software, Inc.
500,000	3.750	06/03/20	499,030
Magic NewCo. LLC
250,000	5.000	12/12/18	250,885
Zayo Group LLC
250,000	4.000	07/02/19	250,000

			2,850,502

Telecommunications – Internet & Data – 1.8%
Asurion LLC
500,000	8.500	03/03/21	506,750
Avaya, Inc.
250,000	4.500	10/26/17	248,808
350,000	0.000 (d)	03/30/18	349,961

Senior Term Loans(c) – (continued)
Telecommunications – Internet & Data – (continued)
Level 3 Financing, Inc.
$1,000,000	4.000%	01/15/20	$1,002,190
750,000	4.500	01/31/22	750,472

			2,858,181

Textiles & Apparel – 0.2%
Hanesbrands, Inc.
315,126	3.250	04/15/22	316,112

Transportation – 0.1%
CEVA Intercompany B.V.
56,987	6.500	03/19/21	53,340
Ceva Logistics Canada ULC
9,825	6.500	03/19/21	9,196
Ceva Logistics US Holdings, Inc.
78,603	6.500	03/19/21	73,572

			136,108

Utilities – 0.1%
Penn Products Terminals LLC
90,000	4.750	03/19/22	91,013

TOTAL SENIOR TERM LOANS
(Cost $37,552,411)			$37,538,125

Shares	Description	Value
Exchange Traded Funds – 1.2%
10,000	iShares iBoxx High Yield Corporate Bond ETF	$909,900
23,000	SPDR Barclays High Yield Bond ETF	907,120

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,806,855)		$1,817,020

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $129,591,844)		$129,990,916

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(e) – 21.3%
Repurchase Agreement – 21.3%
Joint Repurchase Agreement Account II
$33,000,000	0.127%	05/01/15	$33,000,000
(Cost $33,000,000)

TOTAL INVESTMENTS – 105.2%
(Cost $162,591,844)			$162,990,916

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%			(8,041,167)

NET ASSETS – 100.0%			$154,949,749

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Underlying Managers and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $23,851,608, which represents approximately 15.4% of net assets as of April 30, 2015.
(c)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on April 30, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(d)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(e)	Joint repurchase agreement was entered into on April 30, 2015. Additional information appears on page 16.

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA (London)	BRL/USD	05/05/15	$4,534,011	$261,511
	COP/USD	05/28/15	1,041,443	36,443
	EUR/USD	05/21/15	280,791	12,237
	HUF/USD	05/28/15	1,317,239	47,193
	MXN/USD	05/28/15	847,744	4,887
	MYR/USD	05/28/15	550,849	849
	PLN/USD	05/28/15	3,618,016	121,901
	SGD/USD	05/28/15	561,760	11,760
	THB/USD	05/28/15	115,225	225
	TRY/USD	05/28/15	929,801	18,665
	USD/BRL	05/05/15	499,133	867
	USD/BRL	06/02/15	424,571	429
	USD/IDR	05/28/15	121,004	216
	USD/TRY	05/28/15	59,995	5
	USD/ZAR	05/28/15	288,273	1,727
HSBC Bank PLC	CLP/USD	05/28/15	40,775	436
	COP/USD	05/28/15	730,088	26,978
	PEN/USD	05/28/15	621,562	766
	RON/USD	05/28/15	667,385	30,538
	USD/BRL	06/02/15	4,820,437	152,171
	USD/IDR	05/28/15	644,502	393
	USD/RUB	05/28/15	579,959	5,311
	USD/THB	05/28/15	7,708	131
TOTAL				$735,639

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (London)	IDR/USD	05/28/15	$84,819	$(181)
	INR/USD	05/28/15	558,155	(1,845)
	THB/USD	05/28/15	996,906	(13,094)
	TRY/USD	05/28/15	548,842	(1,158)
	USD/BRL	05/05/15	8,902,974	(345,201)
	USD/COP	05/28/15	609,463	(4,463)
	USD/CZK	05/28/15	1,365,832	(56,439)
	USD/EUR	05/21/15	1,797,061	(58,584)
	USD/EUR	05/28/15	414,691	(14,609)
	USD/IDR	05/28/15	144,886	(296)
	USD/PLN	05/28/15	85,455	(455)
	USD/SGD	05/28/15	1,669,471	(29,459)
	USD/ZAR	05/28/15	1,052,296	(27,813)
HSBC Bank PLC	BRL/USD	05/05/15	4,868,096	(151,741)
	INR/USD	05/28/15	530,578	(3,116)
	PHP/USD	05/28/15	163,353	(1,237)
	USD/KRW	06/25/15	1,924,439	(11,716)
	USD/MYR	05/28/15	913,471	(13,810)
TOTAL				$(735,217)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA (London)	BRL	15,500	01/02/17	13.245%	1 month Brazilian Interbank Deposit Average	$(9,469)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2015, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$ 33,000,000	$33,000,116	$33,660,052

REPURCHASE AGREEMENTS — At April 30, 2015, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.120%	$9,987,122
Citigroup Global Markets, Inc.	0.130	10,624,598
Merrill Lynch & Co., Inc.	0.130	12,388,280
TOTAL		$33,000,000

At April 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank Discount Notes	0.000%	07/29/15
Federal Home Loan Mortgage Corp.	3.000 to 6.000	07/01/34 to 03/01/45
Federal National Mortgage Association	3.000 to 7.000	10/01/15 to 04/01/45
Government National Mortgage Association	2.500 to 7.500	05/20/42 to 10/20/44
United States Treasury Inflation Protected Securities	2.000	01/15/21
U.S. Treasury Notes	2.250 to 2.630	03/31/21 to 11/15/20

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $129,591,844)	$129,990,916
Repurchase agreement, at value which equals cost	33,000,000
Cash	14,837
Foreign currencies, at value (cost $378,210)	385,804
Unrealized gain on forward foreign currency exchange contracts	735,639
Receivables:
Fund shares sold	14,000,005
Investments sold on an extended-settlement basis	6,619,776
Investments sold	3,983,092
Dividends and interest	1,554,994
Collateral on certain derivative contracts	300,000
Reimbursement from investment adviser	40,801
Total assets	190,625,864

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	735,217
Unrealized loss on swap contracts	9,469
Payables:
Investments purchased on an extended-settlement basis	31,806,812
Investments purchased	3,002,890
Management fees	64,147
Distribution and service fees and transfer agent fees	2,312
Accrued expenses	55,268
Total liabilities	35,676,115

Net Assets:
Paid-in capital	154,315,100
Undistributed net investment income	26,459
Accumulated net realized gain	249,304
Net unrealized gain	358,886
NET ASSETS	$154,949,749
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	15,424,388
Net asset value, offering and redemption price per share:	$10.05

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Statement of Operations

For the Period Ended April 30, 2015 (Unaudited)(a)

Investment income:
Interest (net of foreign withholding taxes of $5,183)	$377,862
Dividends	44,617
Total investment income	422,479

Expenses:
Management fees	98,268
Custody, accounting and administrative services	29,203
Professional fees	13,651
Printing and mailing costs	6,308
Transfer Agent fees	2,312
Trustee fees	2,188
Other	3,917
Total expenses	155,847
Less — expense reductions	(74,921)
Net expenses	80,926
NET INVESTMENT INCOME	341,553

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	587,719
Forward foreign currency exchange contracts	(93,304)
Foreign currency transactions	(245,111)
Net unrealized gain (loss) on:
Investments	399,072
Swap contracts	(9,469)
Forward foreign currency exchange contracts	422
Foreign currency translation	(31,139)
Net realized and unrealized gain	608,190
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$949,743

(a)	Commenced operations March 31, 2015.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2015 (Unaudited)(a)

From operations:
Net investment income	$341,553
Net realized gain	249,304
Net unrealized gain	358,886
Net increase in net assets resulting from operations	949,743

Distributions to shareholders:
From net investment income	(315,094)
Total distributions to shareholders	(315,094)

From share transactions:
Proceeds from sales of shares	154,000,006
Reinvestment of distributions	315,094
Total increase in net assets resulting from share transactions	154,315,100
TOTAL INCREASE	154,949,749

Net assets:
Beginning of period	—
End of period	$154,949,749
Undistributed net investment income	$26,459

(a)	Commenced operations March 31, 2015.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		From investment operations
Year	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD ENDED APRIL 30,
2015 - Institutional Shares (Commenced March 31, 2015)	$10.00	$0.02	$0.05	$0.07	$(0.02)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.05	0.73%	$154,950	0.70%	1.24%	2.95%	28%

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Notes to Financial Statements

April 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the “Fund”). The Fund is a non-diversified fund and currently offers one class of shares — Institutional Shares. The Fund commenced operations on March 31, 2015.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2015, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Ares Capital Management II, LLC (“Ares”), BlueBay Asset Management, LLP (“BlueBay”), and Symphony Asset Management LLC (“Symphony”) (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund and organization costs paid in connection with the organization of the Fund have been borne directly by GSAM.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared daily and paid monthly, and distributions from net capital gains, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Swap Contracts — Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$44,601,304	$—
Foreign Debt Obligations	—	46,034,467	—
Senior Term Loans	—	37,538,125	—
Exchange Traded Funds	1,817,020	—	—
Short-term Investments	—	33,000,000	—
Total	$1,817,020	$161,173,896	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$735,639	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(735,217)	$—
Interest Rate Swap Contracts	—	(9,469)	—
Total	$—	$(744,686)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2015. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest rate	—	$—	Payable for unrealized loss on swap contracts	$(9,469)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$735,639	Payable for unrealized loss on forward foreign currency exchange contracts	(735,217)
Total		$735,639		$(744,686)

(a)	Amount represents the payment to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended April 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net unrealized gain (loss) on swaps contracts	$—	$(9,469)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$(93,304)	$422	27
Total		$(93,304)	$(9,047)	28

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2015.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts,

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended April 30, 2015, the contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*
0.85%	0.77%	0.73%	0.71%	0.85%	0.55%

*	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. Prior to January 31, 2016, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit “Total Annual Operating Expenses” of the Fund (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.70%. This expense limitation will remain in place through at least January 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Total Annual Operating Expenses” limitations described above.

For the period ended April 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
$34,120	$40,801	$74,921

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended April 30, 2015, were $155,635,333 and $26,372,024, respectively.

7. TAX INFORMATION

As of April 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$162,591,844
Gross unrealized gain	1,170,121
Gross unrealized loss	(771,049)
Net unrealized gains (losses) on securities	399,072

GSAM has reviewed the Fund’s tax positions for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements. Since the Fund has not yet filed any tax returns, its initial tax year is open for examination by U.S. and state tax authorities.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — The Fund may hold foreign securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), the Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as institutional investors and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at time when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the investment adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the investment adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the investment adviser.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. On May 5, 2015, the Fund was added to a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended April 30, 2015(a) (Unaudited)
	Shares	Dollars

Institutional Shares
Shares sold	15,393,035	$154,000,006
Reinvestment of distributions	31,353	315,094
NET INCREASE	15,424,388	$154,315,100

(a)	Commenced operations March 31, 2015.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Fund Expenses — Period Ended April 30, 2015 (Unaudited)

As a shareholder of Institutional Shares of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 31, 2015 through April 30, 2015.

Actual Expenses — The first line under the share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under the share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Non-Core Fixed Income Fund(a)
Institutional Shares	Beginning Account Value 3/31/15	Ending Account Value 4/30/15		Expenses Paid for the period ended 4/30/15*
Actual	$1,000.00	$1,007.30		$0.53
Hypothetical 5% return	1,000.00	1,003.26	+	0.53

(a)	Commenced operations on March 31, 2015.

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended April 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.70%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust II (the “Trust”) that commenced investment operations on March 31, 2015. At a meeting held on December 18, 2014 (the “Meeting”) in connection with the Fund’s launch, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement or any sub-advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved (i) the investment management agreement (the “Management Agreement”) between the Trust on behalf of the Fund and Goldman Sachs Asset Management, L.P. (the “Investment Adviser”); and (ii) the sub-advisory agreements (each a “Sub-Advisory Agreement” and, collectively with the Management Agreement, the “Agreements”) between the Investment Adviser and each of the Fund’s Sub-Advisers, as defined below, each for a term of two years.

At the Meeting (and/or at prior meetings at which the Fund was discussed) the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive a specified portion of the fee payable under its Management Agreement; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Agreements at the Meeting, the Trustees relied upon information included in presentations made by the Investment Adviser (and, with respect to the Sub-Advisory Agreements, materials furnished and presentations made by the Sub-Advisers) and information received at prior Board meetings.

Nature, Extent and Quality of the Services Provided Under the Management Agreement and Performance

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would employ a “manager of managers” structure, whereby the Investment Adviser would be responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing the Sub-Advisers’ day-to-day management of Fund assets. The Trustees noted the experience and capabilities of the Investment Adviser’s portfolio management team, and other key personnel that would be providing services to the Fund. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that the Fund would be offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Fund and five other funds would act as core “building blocks” with which the client and the Investment Adviser would form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients would benefit from this approach with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds that employ a “manager of managers” structure (including the Goldman Sachs Multi-Manager Alternatives Fund, a series of the Trust), and has a team dedicated to sub-adviser oversight. The Trustees also reviewed the sub-adviser oversight process that the Investment Adviser had employed and was expected to employ going forward, which included areas such as investment analytics, risk management and compliance. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement, payable by the Investment Adviser under each Sub-Advisory Agreement, and the net amount expected to be retained by the Investment Adviser. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which include both advisory and non-advisory services directed to the needs and operations of the Fund as a registered mutual fund. The Trustees also reviewed the Fund’s projected total operating expense ratios (both gross and net of expense limitations). They compared the Fund’s projected fees and expenses to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees concluded that this information

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund. The Trustees also considered information regarding fees paid to the Investment Adviser by other funds and accounts with investment objectives and strategies similar to those of the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to waive a specified portion of the fee payable under its Management Agreement. In this regard, the Trustees noted that the Fund would be offered as an arrangement whereby clients would pay a single management fee for the Investment Adviser’s management of their accounts, and that fund-level management fees would be waived in order to avoid charging two layers of management fees. The Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.85%
Next $3 billion	0.77%
Next $3 billion	0.73%
Over $8 billion	0.71%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (e) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers (including the Sub-Advisers) may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives (or is expected to receive) certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain sub-advisers, to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Approval of the Sub-Advisory Agreements

The Independent Trustees concluded that Sub-Advisory Agreements between the Investment Adviser and each of Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP, (“BlueBay”) and Symphony Asset Management LLC (“Symphony”) (each a “Sub-Adviser” and together, the “Sub-Advisers”) should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by each Sub-Adviser, the Trustees considered information on the respective services provided to the Fund by the Investment Adviser and each Sub-Adviser, including information about each Sub-Adviser’s (a) personnel and compensation

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

structure; (b) track record in managing funds or accounts within its proposed (or similar) investment strategy; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program. While the Fund was new, and therefore there was no Fund-related performance information to consider, the Trustees considered the performance of funds and/or accounts managed by each Sub-Adviser with investment objectives and strategies similar to those to be used in managing its respective sleeve of the Fund.

The Trustees reviewed the proposed fee schedule for each Sub-Adviser, including any breakpoints, as well as those of any comparable funds or accounts managed by the Sub-Adviser. They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreements were the result of arms’ length negotiations between the Investment Adviser and each Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser in light of the overall management fee to be paid by the Fund.

After deliberation and consideration of the information provided, the Independent Trustees unanimously concluded that the sub-advisory fees to be paid by the Investment Adviser to each Sub-Adviser were reasonable in light of the services to be provided by each Sub-Adviser and the Fund’s reasonably foreseeable asset levels; that each Sub-Adviser’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders; and that each Sub-Advisory Agreement should be approved and continued for a period of two years.

Conclusion

In connection with their consideration of the Agreements for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the investment management and sub-advisory fees were reasonable. The Trustees unanimously concluded that the engagement of the Investment Adviser and each Sub-Adviser likely would benefit the Fund and its shareholders and that the Agreements should be approved with respect to the Fund for a period of two years.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of March 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our web site at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. James A. McNamara Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of April 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2015 Goldman Sachs. All rights reserved. 164839.MF.MED.TMPL/6/2015 MMNCFISAR-15/114

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$57,709	$10,000	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0

Tax Fees:

• PwC	$9,204	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $9,204 and none respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 were approximately $9.8 million. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust II

Date:	July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust II

Date:	July 8, 2015

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	July 8, 2015